UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02992

    Prudential National Muni Fund, Inc.

Exact name of registrant as specified in charter:

    Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

    Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:     800-225-1852

Date of fiscal year end:     8/31/2010

Date of reporting period:     8/31/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	AUGUST 31, 2010

Prudential National Muni Fund, Inc.

Fund Type Municipal bond Objective High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

October 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential National Muni Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential National Muni Fund, Inc.

Prudential National Muni Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.87%; Class B, 1.07%; Class C, 1.57%; Class Z, 0.57%. Net operating expenses: Class A, 0.82%; Class B, 1.07%; Class C, 1.32%; Class Z, 0.57%, after contractual reduction through 12/31/2010.

Cumulative Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	8.65%	21.41%	61.46%
Class B	8.37	19.91	57.48
Class C	8.11	18.50	53.72
Class Z	8.93	22.96	65.56
Barclays Capital Municipal Bond Index	9.78	27.74	73.98
Lipper General Municipal Debt Funds Avg.	10.34	19.75	56.67

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years
Class A	0.40%	3.25%	4.54%
Class B	–0.60	3.67	4.72
Class C	3.07	3.58	4.46
Class Z	4.85	4.37	5.24
Barclays Capital Municipal Bond Index	5.81	5.13	5.73
Lipper General Municipal Debt Funds Avg.	5.45	3.80	4.65

Average Annual Total Returns (With Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	4.30%	3.11%	4.48%
Class B	3.37	3.53	4.65
Class C	7.11	3.45	4.39
Class Z	8.93	4.22	5.17

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Average Annual Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years
Class A	8.65%	3.96%	4.91%
Class B	8.37	3.70	4.65
Class C	8.11	3.45	4.39
Class Z	8.93	4.22	5.17

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential National Muni Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2000) and the account values at the end of the current fiscal year (August 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC

Prudential National Muni Fund, Inc.	3

Your Fund’s Performance (continued)

of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Barclays Capital Municipal Bond Index

The Barclays Capital Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper General Municipal Debt Funds Average

The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

Investors cannot invest directly in an index or average. The returns for the Barclays Capital Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 8/31/10
Massachusetts St., GO, Ser. B, A.G.C., 5.25%, 09/01/24	1.3%
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, NATL 5.00%, 11/15/25	1.2
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C., 5.50%, 07/01/17	1.1
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., Cap. Apprec. McCormick Place Expansion, Ser. A, NATL, 5.25%, 06/15/42	1.0
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian Elec. Co., Inc. Proj., Ser. C, A.M.B.A.C., A.M.T., 6.20%, 11/01/29	0.9

Issues are subject to change.

Distributions and Yields as of 8/31/10
	Total Dividends Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of
			33%	35%
Class A	$0.60	2.91%	4.34%	4.48%
Class B	0.57	2.79	4.16	4.29
Class C	0.53	2.53	3.78	3.89
Class Z	0.64	3.29	4.91	5.06

* Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

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Credit Quality* expressed as a percentage of net assets as of 8/31/10
Aaa	5.3%
Aa	44.4
A	31.7
Baa	13.0
Ba	1.0
Caa	0.1
Less than Caa	0.1
Not Rated	4.0
Total Investments	99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential National Muni Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential National Muni Fund’s Class A shares returned 8.65% for the 12 months ended August 31, 2010, trailing the 9.78% return of the Barclays Capital Municipal Bond Index (the Index) and also underperformng the 10.34% return of the Lipper General Municipal Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which normally invests at least 80% of its investable assets in municipal bonds issued by states and municipalities whose interest is free from regular federal income tax. It can also invest in municipal bonds whose interest is subject to the federal alternative minimum tax.

Research is crucial to the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view of the economy, interest rates, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the Fund. In deciding which bonds to buy or sell, portfolio managers work closely with a team of five credit research analysts, four of whom have more than fifteen years of experience analyzing municipal bonds.

What were conditions like in the municipal bond market?

The bright picture that emerged for the U.S. economy early in the reporting period that began on September 1, 2009 ended in a cloud of uncertainty. As the effects of stimulus measures faded and inventory restocking leveled off, the U.S. economy downshifted into a slower growth mode. Earnings in major companies were generally strong and productivity continued to climb. Business spending on industrial equipment rose considerably during the period. But elevated levels of unemployment continued to stoke fears that consumers would not be able to spend at levels high enough to sustain a recovery due to restricted income growth. Housing markets remained depressed. The U.S. Federal Reserve left its target for the overnight bank lending rate near zero, and forecast a protracted recovery with moderate growth at best.

Investors increased their demand for municipals because of their tax advantages. There is a widespread concern that taxes may increase in the near future. Investors also sought lower-quality municipal bonds for more attractive yields. Overall, bonds in the lower investment-grade rating categories (Baa and A) outperformed municipal bonds in the higher rating categories (AA and AAA).

Another factor supporting higher municipal bond prices was a notable reduction in the supply of the debt securities. Some states experiencing fiscal difficulties restricted new issuance of bonds. However, the most significant reason for decreased supply is the issuance of a form of taxable municipal bonds, known as Build America Bonds,

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which severely siphoned issuance from the tax-exempt bond market in the face of very strong investor demand for tax-advantaged investments. Build America Bonds pay higher rates than comparable tax-exempt bonds. The federal government pays issuers of Build America Bonds a subsidy equal to 35% of their interest costs, thereby lowering borrowing costs. The Build America Bond program is set to expire at the end of 2010, but may be extended. (The Fund does not invest in these bonds.)

Bond prices move inversely to interest rates. As prices of long-term municipal bonds gained the most, their yields fell sharply, causing the slope of the yield curve to flatten during the reporting period. The municipal bond yield curve shows the relationship between municipal bonds of the same credit quality from the shortest to the longest maturities.

How did the various sectors of the municipal bond market perform?

Within the Index, revenue bonds, which are backed by revenue from projects financed by the debt securities, posted the highest return. Among revenue bonds, standout performers included healthcare, corporate-backed, and transportation bonds.

General obligation bonds also performed well, and were trailed by pre-refunded bonds. A municipal bond becomes pre-refunded when its issuer takes advantage of a decline in yields by issuing new bonds with lower interest rates. Proceeds of the new bonds are used to purchase special federal government securities held in an escrow account. Cash flow from these debt securities pays interest on the pre-refunded bonds until a predetermined date when the bonds are retired prior to their original maturity. This process may reduce an issuer’s costs, and the pre-refunded bonds often become rated AAA. In the low-rate environment, these high-quality, lower-yielding bonds only posted a modest gain overall.

How did the Fund’s sector allocation strategy affect its performance?

Although the Fund underperformed the Index, it was overweight in healthcare bonds, which benefited relative performance. The healthcare bond sector outperformed the broader municipal bond market. The Fund was also overweight in the corporate-backed sector, which also outperformed the broader municipal bond market. Corporate-backed bonds are used to finance projects that involve private enterprises, such as pollution control facilities and industrial development projects. These bonds are backed by the credit of the private corporate borrower rather than by the municipality that issues them.

What other strategies affected the Fund’s performance?

The Fund benefited from its strategy that anticipated the flattening in the slope of the municipal bond yield curve by selectively increasing its exposure to long-term

Prudential National Muni Fund, Inc.	7

Strategy and Performance Overview (continued)

municipal bonds. As previously noted, prices of long-term municipal bonds climbed the most, driving their yields sharply lower.

Increasing the Fund’s holdings of long-term municipal bonds would normally have lengthened its duration and left it more vulnerable to an unexpected rise in interest rates that would pressure bond prices. In order to hedge the portfolio against the risk of rising rates, the Fund shorted (sold) futures contracts on U.S. Treasury notes, which would allow it to profit if interest rates rose and prices of Treasury securities fell. (Short sales are done in anticipation that a security will decline in price.) Instead, interest rates headed lower during the reporting period and the futures position had a negative impact on the Fund. This offset some of the benefit the Fund derived from its yield curve strategy.

The Fund had a larger exposure to the Baa and A rating categories than the Index. This strategy worked well because, as previously noted, these rating categories performed better than the higher-rating categories in the municipal bond market.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2010, at the beginning of the period, and held through the six-month period ended August 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential National Muni Fund, Inc.	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential National Muni Fund, Inc.		Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.80	0.82%	$4.23
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Class B	Actual	$1,000.00	$1,043.40	1.07%	$5.51
	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Class C	Actual	$1,000.00	$1,042.20	1.32%	$6.79
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72

Class Z	Actual	$1,000.00	$1,046.20	0.57%	$2.94
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2010

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%

Alaska 0.2%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(d)	5.000%	06/01/18	$2,000	$2,139,860

Arizona 2.8%
Arizona Health Facs. Auth. Rev., Banner Health, Ser. D	A+(d)	5.500	01/01/38	2,500	2,597,525
Arizona St. Ctfs. Part. Dept. Admin., Ser. A, A.G.C.	Aa3	5.250	10/01/28	2,000	2,146,220
Arizona St. Trans. Brd. Excise Tax Rev., Maricopa Cnty. Regl. Area Rd.	Aa1	5.000	07/01/25	2,000	2,306,620
Maricopa Cnty. Indl. Dev. Auth. Health Facs. Rev., Catholic Healthcare West, Ser. A	A2	5.250	07/01/32	2,500	2,580,875
Maricopa Cnty. Poll. Ctl. Corp., Poll. Ctl. Rev., Rfdg. South. Calif. Edl. Co., Rmkt., Ser. A	A1	5.000	06/01/35	1,250	1,291,825
Phoenix Civic Impt. Corp., Arpt. Rev., Jr. Lien, Ser. A	A1	5.000	07/01/40	1,500	1,540,965
Wtr. Sys. Rev., Jr. Lien, Ser. A	Aa2	5.000	07/01/39	5,000	5,388,000
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A,	Aa1	5.000	01/01/39	5,000	5,424,900
Tucson Cnty., GO, Ser. A	Aa2	7.375	07/01/12	1,100	1,235,883

					24,512,813

California 9.1%
Anaheim Pub. Fin. Auth. Lease Rev., A.G.C. Sr. Pub. Impts. Proj., Ser. A	Aa3	6.000	09/01/24	5,500	6,574,589
Sub. Pub. Impts. Proj., Ser. C	Aa3	6.000	09/01/16	6,690	7,660,183
California Cnty. Tobacco Securitization Corp., Tobacco Conv. Bonds Asset Bk., Ser. B	NR	5.100	06/01/28	1,250	1,047,450
California Edl. Facs. Auth. Rev., Univ. Southern Calif., Ser. A	Aa1	5.000	10/01/38	3,000	3,222,510
Ser. A	Aa1	5.250	10/01/38	1,000	1,105,200

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	11

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
California Health Facs. Fin. Auth. Rev., Rfdg., Stanford Hosp., Ser. B	Aa3	5.000	11/15/36	$3,000	$3,076,980
Scripps Health, Ser. A	A1	5.000	11/15/36	1,000	1,020,640
California Infrastructure & Econ. Dev. Bk. Rev. & Econ. Dev., Walt. Dis. Fam. Musm., Walt & Lilly Dis.	A1	5.250	02/01/38	3,000	3,087,060
California Poll. Ctl. Fin. Auth. Solid Wste. Disp. Rev., Pac. Gas. Poll. Ctl. Rev., F.G.I.C. A.M.T.	A3	4.750	12/01/23	2,500	2,521,825
Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(d)	5.000	07/01/27	1,000	1,012,340
California Poll. Ctl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250	08/01/40	1,250	1,270,238
California St. Dept. Wtr. Res. Pwr. Supply Rev., Ser. L	Aa3	5.000	05/01/20	3,000	3,663,480
California St., GO, Econ. Recov., Rfdg., Ser. A	Aa3	5.250	07/01/21	3,875	4,636,708
F.G.I.C., T.C.R.S.	A1	4.750	09/01/23	1,500	1,507,710
Var. Purp.	A1	5.000	10/01/29	2,000	2,090,500
Var. Purp.	A1	5.500	11/01/39	1,000	1,072,820
Var. Purp.	A1	6.000	04/01/38	3,500	3,901,870
Var. Purp.	A1	6.000	11/01/39	2,000	2,239,120
Chico Redev. Agcy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	A+(d)	5.000	04/01/30	1,000	999,960
Elsinore Valley Muni. Wtr. Dist. Ctfs. Part. Rfdg., Ser. A, B.H.A.C.	Aa1	5.000	07/01/29	1,500	1,642,155
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist., No. 2, GO, Ser. A, C.A.B.S., NATL	Aa2	4.820(i)	10/01/21	60	35,603
Fresno Calif. Swr. Rev., Ser. A, A.G.C.	Aa3	5.000	09/01/33	2,500	2,652,150

See Notes to Financial Statements.

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Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California (cont’d.)
Golden St. Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Bkd., Ser. A-1	Baa3	5.750	06/01/47	$1,000	$745,340
C.A.B.S. Asset Bkd., Ser. A-2 (Converts to 5.30% on 12/01/12)	Baa3	5.300	06/01/37	5,000	3,131,850
C.A.B.S., Asset Bkd., Ser. A, A.M.B.A.C. (Converts to 4.60% on 6/01/10)	A2	4.600	06/01/23	2,000	1,860,920
Enhanced Asset Bkd., Ser. A	A2	5.000	06/01/45	1,000	960,160
Los Angeles Calif. Cmnty. College Dist. 2008 Elec., Ser. C, GO	Aa1	5.250	08/01/39	1,250	1,358,688
M-S-R Energy Auth., Ser. A	A(d)	6.500	11/01/39	2,000	2,321,100
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., C.A.B.S., A.M.B.A.C.	A+(d)	6.020(i)	08/01/25	2,000	836,480
San Francisco Calif City. & Cnty. Arpts. Commn. Int’l. Arpt. Rev., Second Ser., Ser. F	A1	5.000	05/01/40	1,250	1,291,550
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., NATL	Baa1	8.330(i)	01/15/36	21,000	2,648,100
Santa Margarita Dana Point Auth. Impvt. Rev., Dists. 3, 3A, 4, 4A, Ser. B, NATL	Baa1	7.250	08/01/14	2,000	2,383,200
Tuolumne Wind Proj. Auth., Tuolumne Co. Proj., Ser. A	A1	5.625	01/01/29	1,000	1,117,140
University Calif. Rev., Ser. O	Aa1	5.750	05/15/34	750	868,335
Ser. Q	Aa1	5.000	05/15/34	1,000	1,079,390
Unrefunded Bal. U.C.L.A. Med. Center, Ser. A, A.M.B.A.C.	NR	5.250	05/15/30	850	858,458
Ventura Cnty. Cmnty. College. Dist., Election 2002, Ser. C, GO	Aa2	5.500	08/01/33	2,000	2,204,640

					79,706,442

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	13

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Colorado 2.5%
Colorado Health Facs. Auth. Rev., Adventist Health/Sunbelt, Ser. D	Aa3	5.250	11/15/35	$3,500	$3,590,965
Sisters Leavenworth, Ser. A	Aa3	5.000	01/01/40	2,000	2,056,960
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, NATL	A1	5.000	11/15/25	10,000	10,783,400
Ser. B, A.M.T., NATL	A1	5.000	11/15/15	2,500	2,824,975
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Ser. HH	Aa2	5.000	06/01/27	1,500	1,709,475
University Colo. Enterprise Sys. Rev., Ser. A	Aa2	5.375	06/01/32	1,000	1,115,460

					22,081,235

Connecticut 0.2%
Connecticut St. Health & Edl. Facs. Auth. Rev., Stamford Hosp., Ser. I	A(d)	5.000	07/01/30	2,000	2,075,420

District of Columbia 2.1%
District Columbia Rev., Brookings Inst.	Aa3	5.750	10/01/39	5,000	5,561,100
Natl. Pub. Radio., Ser. A	Aa3	5.000	04/01/43	1,000	1,024,210
District of Columbia Wtr. & Swr. Auth., Pub. Util. Rev., Ser. A	Aa2	5.500	10/01/39	2,000	2,205,400
District of Columbia, GO, Ser. E, B.H.A.C.	Aa1	5.000	06/01/28	5,000	5,437,750
Metropolitan Washington DC Arpt. Auth. Sys., Ser. A, A.M.T.	Aa3	5.000	10/01/25	3,000	3,228,750
Ser. A, A.M.T.	Aa3	5.250	10/01/27	1,000	1,078,410

					18,535,620

Florida 9.1%
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.300	05/01/18	375	342,945
Citizens Ppty. Ins. Corp., High Risk Sr. Secd., Ser. A-1	A2	5.250	06/01/17	1,000	1,079,130
High Act-A-1	A2	6.000	06/01/16	1,500	1,687,290

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d.)
Florida St. Brd. Ed. Cap., Outlay, GO	Aa1	9.125	06/01/14	$740	$834,661
Florida St. Brd. Ed. Lottery Rev., Ser. B	A1	5.000	07/01/23	5,185	5,956,735
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, NATL	Aa3	5.250	07/01/17	2,950	3,063,929
Greater Orlando Aviation Auth. Arpt. Facs. Rev., Ser. A, A.G.C., A.M.T.	Aa3	5.000	10/01/23	4,240	4,479,602
Halifax Hosp. Med. Ctr. Rev., Ser. B2, A.G.C.	AAA(d)	5.375	06/01/31	4,000	4,197,200
Highlands Cmnty. Dev. Dist. Rev., Spl. Assmt.(c)(f)	NR	5.550	05/01/36	500	265,040
Highlands Cnty. Health Facs. Auth. Rev., Adventist Health, Ser. B (Pre-refunded Date 11/15/15)(b)	Aa3	5.000	11/15/25	205	242,941
Adventist Health/Sunbelt, Rmkt., Ser. B	Aa3	6.000	11/15/37	2,440	2,678,461
Adventist, Unrefunded Bal., Ser. B	Aa3	5.000	11/15/25	1,410	1,464,172
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., NATL	Aa3	5.500	10/01/15	1,000	1,107,520
Jacksonville Aviation Auth. Rev., A.M.T., A.M.B.A.C.	A2	5.000	10/01/26	1,855	1,899,835
Jacksonville Econ. Dev. Cmnty., Anheuser Busch Proj., Ser. B, A.M.T.	Baa2	4.750	03/01/47	1,500	1,384,155
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	0.510(i)	10/01/10	1,000	999,570
JEA. Wtr. & Swr. Sys. Rev., Ser. D	Aa2	5.000	10/01/39	2,000	2,129,960
Jupiter Util. Sys. Rev., Rfdg.	Aa2	5.000	10/01/39	1,000	1,069,420
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. A, A.M.T.	Aa3	5.500	10/01/24	2,665	2,894,590
Ser. B	A2	5.000	10/01/41	2,500	2,509,725
Ser. C, A.M.T., A.G.C.	Aa3	5.250	10/01/26	5,000	5,228,200

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	15

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Florida (cont’d.)
Miami Dade Cnty. Expwy. Auth. Toll Sys. Rev., Ser. A	A3	5.000	07/01/40	$1,000	$1,030,490
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Ser. B, A.G.C.	Aa2	5.250	10/01/22	5,000	6,045,500
Orlando Util. Commn. Sys. Rev., Ser. A	Aa1	5.250	10/01/39	5,000	5,469,100
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, A.M.T., NATL	A2	5.000	10/01/22	3,065	3,179,815
Ser. A, A.M.T., NATL	A2	5.000	10/01/23	2,350	2,422,545
Ser. A, A.M.T., NATL	A2	5.000	10/01/34	1,250	1,224,238
Paseo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. A (original cost $300,000; purchased 6/17/05)(c)(f)(h)	NR	5.400	05/01/36	300	63,000
Polk Cnty. Sch. Dist. Sales Tax Rev., Sch. Impvt., A.G.C.	Aa3	5.250	10/01/17	2,580	2,904,151
Sch. Impvt., A.G.C.	Aa3	5.250	10/01/18	2,325	2,605,465
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.(c)	NR	6.250	05/01/36	985	538,854
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc.	A2	5.250	10/01/34	750	762,960
South Lake Hosp., Ser. A	Baa2	6.250	04/01/39	2,500	2,638,675
South Miami Health Facs. Auth. Hosp. Rev., Baptist Health South Fl. Grp.	Aa3	5.000	08/15/27	3,750	3,920,063
West Palm Beach Cmnty. Redev. Agy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	A(d)	5.000	03/01/35	1,000	979,250

					79,299,187

Georgia 3.0%
Athens Clarke Cnty. Univs., Govt. Wtr. & Swr. Rev.	Aa2	5.625	01/01/33	2,000	2,255,460
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. Vogtle. Proj., Ser. B	A3	5.500	01/01/33	750	793,478
Forsyth Cnty. Sch. Dist. Dev., GO	Aa1	6.750	07/01/16	500	601,080

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Georgia (cont’d.)
Fulton Cnty. Sch. Dist., GO	Aa1	6.375	05/01/17	$750	$953,498
Georgia St. Rd. & Twy. Auth. Rev., Fed. Hwy. Grant. Antic. Bds., Ser. A	Aa2	5.000	06/01/18	3,500	4,237,940
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Ser. D, A.G.C.	Aa3	5.500	07/01/41	1,500	1,573,665
Metropolitan Atlanta Rapid Tran. Auth., Sales Tax Rev., Ser. 3	Aa2	5.000	07/01/39	4,000	4,319,720
Newnan Hosp. Auth. Rev., Antic Ctfs. Newnan Hosp. Inc., NATL (Pre-refunded Date 1/01/13)(b)	Aa3	5.500	01/01/21	3,185	3,555,511
Private Colleges & Univs. Auth. Rev., Emory Univ., Ser. C	Aa2	5.250	09/01/39	5,000	5,564,399
Richmond Cnty. Hosp. Rev., Rev. Antic. Ctfs. Univ. Health Svcs. Inc., Proj.	A1	5.500	01/01/36	2,000	2,056,340

					25,911,091

Guam 0.1%
Guam Govt. Wtrwks. Auth., Wtr. & Wstewtr. Sys. Rev.	Ba2	6.000	07/01/25	500	513,960

Hawaii 1.1%
Hawaii Pac. Health Spl. Purp. Rev., Ser. A	A3	5.500	07/01/40	1,000	1,002,180
Ser. B	A3	5.750	07/01/40	500	511,640
Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian Elec. Co., Inc. Proj., Ser. C, A.M.B.A.C., A.M.T.	Baa1	6.200	11/01/29	8,000	8,021,520

					9,535,340

Idaho 0.5%
Idaho Health Facs. Auth. Rev., St. Luke Reg. Med. Ctr., Rmkt.	Aa3	5.000	07/01/35	2,000	2,060,980
Trinity Health Grp., Ser. B	Aa2	6.250	12/01/33	1,000	1,125,350

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	17

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Idaho (cont’d.)
Idaho Hsg. & Fin. Assn., Grant & Rev., Antic. Fed. Hwy. Tran, Ser. A	Aa2	5.000	07/15/27	$1,250	$1,382,850

					4,569,180

Illinois 8.0%
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt. 3rd Lien, Ser. A, NATL	A1	5.250	01/01/26	6,000	6,353,700
Ser. B, Rfdg., NATL	A1	5.250	01/01/15	1,000	1,126,260
Ser. B-1, X.L.C.A.	A1	5.250	01/01/34	1,975	2,009,859
Chicago Rfdg. Proj., GO, Ser. A, A.G.C.	Aa3	5.000	01/01/29	5,000	5,426,550
Gilberts Spl. Svc. Area No. 9 Spl. Tax, Big Timber Proj. (Pre-refunded Date 3/01/11)(b)	AAA(d)	7.750	03/01/27	2,000	2,113,480
Illinois Fin. Auth. Rev., Advocate Health Care, Ser. B	Aa2	5.375	04/01/44	2,000	2,100,140
Central DuPage Health, Ser. 09	AA(d)	5.250	11/01/39	2,000	2,085,560
Central DuPage Health, Ser. B	AA(d)	5.500	11/01/39	1,500	1,597,635
Northwestern Mem. Hosp., Ser. A, (Pre-refunded Date 8/15/14)(b)	NR	5.250	08/15/34	5,000	5,870,600
Northwestern Mem. Hosp., Ser. A,	Aa2	6.000	08/15/39	1,000	1,118,140
Provena Health, Ser. A	Baa1	6.000	05/01/28	1,500	1,553,250
Student Hsg. Rev., Ed. Advancement Fund, Ser. B	Baa3	5.000	05/01/30	4,000	3,609,800
Univ. of Chicago, Ser. B	Aa1	6.250	07/01/38	5,000	5,934,650
Illinois St., Build Illinois Bonds	AAA(d)	5.000	06/15/20	2,000	2,326,900
Illinois St., GO, Rfdg., A.G.C.	Aa3	5.000	01/01/23	3,000	3,275,580
Ser. 1st, A.G.C.	Aa3	5.250	04/01/22	2,500	2,629,575
Illinois Toll Hwy. Auth. Rev., Ser. B	Aa3	5.500	01/01/33	2,000	2,227,900
Sr. Priority, Sr. A-1, A.G.C.	Aa3	5.000	01/01/24	5,000	5,472,450

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois (cont’d.)
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., Cap. Apprec. McCormick Place Expansion, Ser. A, NATL	A2	5.250	06/15/42	$8,500	$8,622,485
Ser. A, NATL	A2	5.780(i)	12/15/34	10,000	2,505,800
Ser. A, NATL	A2	5.810(i)	06/15/37	7,500	1,617,150

					69,577,464

Indiana 0.8%
Indiana St. Fin. Auth., Var. Duke Energy Ind., Ser. B	A(d)	6.000	08/01/39	1,000	1,118,480
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtr. Wks. Proj., Ser. A	A1	5.750	01/01/38	1,000	1,102,060
Indianapolis Loc. Pub. Impt. Arpt. Auth. Rev., Ser. F, A.M.B.A.C., A.M.T.	A1	5.000	01/01/36	5,000	4,985,400

					7,205,940

Kansas 1.2%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Health	Aa3	5.750	11/15/38	1,000	1,110,810
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.700	12/01/27	1,035	1,114,260
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.750	06/01/27	995	1,072,540
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.850	12/01/27	985	1,064,421
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Ser. 2004, A.M.B.A.C.	A+(d)	5.650	09/01/19	5,000	5,795,150

					10,157,181

Kentucky 1.3%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Helth. Sys., Ser. A	Baa2	6.375	06/01/40	3,500	3,741,990

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	19

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Kentucky (cont’d.)
Kentucky St. Ppty. & Bldgs. Commn. Rev., Proj. No 93, Rfdg., A.G.C.	Aa2	5.250	02/01/28	$5,500	$6,183,485
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Ser. A	Baa2	6.250	06/01/39	500	550,135
Var. Amer. Wtr. Co., Ser. B	Baa2	5.625	09/01/39	500	525,015

					11,000,625

Louisiana 1.4%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish., Ser. A	Aa2	5.375	04/01/31	1,000	1,084,660
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries	A2	6.750	07/01/39	1,000	1,107,830
Lafayette Gen. Med. Ctr., Rfdg.	A3	5.500	11/01/40	500	510,485
Louisiana St. Citizens Pty. Inc., Corp. Assmt. Rev., Rmkt., Ser. C-2, A.G.C.	Aa3	6.750	06/01/26	2,000	2,380,580
New Orleans, GO, Rfdg., NATL	A3	5.250	12/01/22	3,540	3,760,365
Tobacco Settlement Fin. Corp. Rev., Asset Bkd., Ser. 2001B	Baa3	5.500	05/15/30	2,955	2,973,528

					11,817,448

Maryland 0.1%
Maryland St. Indl. Dev. Fin. Auth., Synagro Baltimore, Ser. A, Rfdg., A.M.T.	NR	5.250	12/01/13	600	613,968
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., A.G.C.(b)	Aa3	6.500	09/01/12	620	656,189

					1,270,157

Massachusetts 5.3%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375	05/15/15	690	692,995
Massachusetts Bay Trans. Auth. Rev., Assmt., Ser. A	Aaa	5.250	07/01/34	2,000	2,211,900

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts (cont’d.)
Mass. Sales Tax, Ser. B, NATL	Aa1	5.500	07/01/27	$1,325	$1,683,280
Massachusetts Edl. Fin. Auth. Rev., Ser. B, A.M.T.	AA(d)	5.500	01/01/23	1,000	1,066,820
Massachusetts St. Health & Edl. Facs. Auth. Rev., Caritas Christi Obligation, Ser. B	Baa2	6.750	07/01/16	3,590	3,769,249
Harvard Univ., Ser. A	Aaa	5.500	11/15/36	3,500	4,089,015
Partners Healthcare, Ser. J1	Aa2	5.000	07/01/39	2,500	2,580,925
Simmons College, Ser. D, A.M.B.A.C. (Pre-refunded Date 10/01/10)(b)	Baa1	6.050	10/01/20	1,000	1,014,810
Tufts Univ., Ser. M	Aa2	5.500	02/15/28	3,000	3,787,770
Winchester Hosp.	BBB+(d)	5.250	07/01/38	375	375,259
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., NATL	A3	5.000	07/01/32	5,000	5,083,550
Massachusetts St. Wtr. Poll. Abatement Tr. St. Revolving Fd., Ser. 14	Aaa	5.000	08/01/38	2,000	2,186,340
Massachusetts St., GO, Cons. Ln., Ser. C, A.G.C.	Aa1	5.000	08/01/19	2,000	2,359,420
Fltg.-Cons. Ln., Ser. A, NATL	Aa1	0.882(j)	05/01/37	5,000	3,934,250
Ser. B, A.G.C.	Aa1	5.250	09/01/24	9,000	11,301,119

					46,136,702

Michigan 2.2%
Detroit Sewer Disp. Rev., Sr. Lien- Remkt., Ser. 2003B, A.G.C.	Aa3	7.500	07/01/33	1,000	1,226,840
Detroit Wtr. Supply Sys., Ser. B, NATL(Pre-refunded Date 7/01/13)(b)	BBB+(d)	5.250	07/01/32	5,500	6,205,760
Michigan Higher Ed. Student Ln. Auth. Rev., Student Ln., Ser. XVII-Q, A.M.B.A.C., A.M.T.	A1	5.000	03/01/31	3,000	2,984,760
Michigan St. Aid, GO	Aa3	5.250	11/01/35	500	514,655
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Health, Ser. A	A1	5.250	11/15/46	2,000	1,938,760

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	21

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Michigan (cont’d.)
McLaren Healthcare	Aa3	5.750	05/15/38	$1,000	$1,056,550
Michigan St. Strategic Fd. Ltd. Oblig. Rev., Adj. Rfdg. Dow Chemical Rmkt., Ser. B	Baa3	6.250	06/01/14	1,000	1,130,750
Okemos Pub. Sch. Dist., GO, C.A.B.S., NATL	Aa3	1.560(i)	05/01/12	1,100	1,072,005
C.A.B.S., NATL	Aa3	1.820(i)	05/01/13	1,000	953,010
Royal Oak Hosp. Fin. Auth. Rev., William Beaumont, Rfdg., Ser. W	A1	6.000	08/01/39	2,000	2,088,240

					19,171,330

Minnesota 0.3%
Southern Minn. Mun. Pwr. Agy. Pwr. Supply Sys. Rev. , Ser. A	A2	5.250	01/01/30	2,000	2,174,100
St. Paul Minn. Hsg. & Redev. Auth. Health Care Rev., Allina Health Sys., Ser. A-1	A1	5.250	11/15/29	750	786,195

					2,960,295

Mississippi 0.1%
Mississippi Hosp. Equip. & Facs. Auth. Rev., North Miss. Health Svcs., Ser. 1	Aa3	5.000	10/01/39	1,000	1,031,940

Nevada 0.4%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Ser. A	Aa3	5.125	07/01/34	3,000	3,132,120

New Hampshire 0.8%
Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	Ba2	8.280(i)	01/01/24	4,740	1,640,135
New Hampshire Health & Edl. Facs. Auth. Rev., Dartmouth Hitchcock	A+(d)	6.000	08/01/38	1,750	1,902,128
New Hampshire College (Pre-refunded Date 1/01/11)(b)	BBB(d)	7.500	01/01/31	3,000	3,101,129

					6,643,392

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey 6.8%
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, NATL	Baa1	6.800	03/01/21	$2,615	$3,379,835
Clearview Reg. High Sch. Dist., GO, NATL	NR	5.375	08/01/15	1,205	1,349,998
Jackson Twnshp. Sch. Dist., GO, NATL	A(d)	6.600	06/01/11	1,600	1,669,440
Jersey City Sew. Auth., Swr. Rfdg., A.M.B.A.C.	NR	6.250	01/01/14	4,255	4,597,909
New Jersey Econ., Dev. Auth. Rev., Cigarette Tax	Baa3	5.500	06/15/24	1,000	995,800
Cigarette Tax	Baa3	5.625	06/15/19	1,750	1,750,473
Cigarette Tax	Baa3	5.750	06/15/34	1,750	1,723,085
First Mtge.—Franciscan Oaks	NR	5.700	10/01/17	2,040	2,040,245
First Mtge.—Keswick Pines	NR	5.750	01/01/24	1,750	1,591,100
Masonic Charity Fdn. Proj.	A-(d)	5.875	06/01/18	250	259,690
Masonic Charity Fdn. Proj.	A-(d)	6.000	06/01/25	1,150	1,187,674
New Jersey Health Care Facs. Fin. Auth. Rev., Atlantic City Med. Ctr. (Pre-refunded Date 7/1/12)(b)	A+(d)	6.250	07/01/17	1,740	1,920,647
Atlantic City Med. Ctr., Unrefunded Bal.	A1	6.250	07/01/17	2,185	2,315,073
Hackensack Univ. Med., Rfdg.	Baa1	5.000	01/01/34	500	505,545
Holy Name Med. Ctr., Rfdg.	Baa2	5.000	07/01/25	1,625	1,638,715
Robert Wood Johnson, Rfdg.	A2	5.000	07/01/31	500	516,925
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A2	6.000	07/01/26	2,565	2,824,604
South Jersey Hosp. (Pre-refunded Date 7/01/12)(b)	A2	6.000	07/01/32	2,000	2,202,420
St. Peter’s Univ. Hosp., Ser. A	Baa2	6.875	07/01/30	3,750	3,752,888
Virtua Health, A.G.C.	AAA(d)	5.500	07/01/38	2,000	2,190,100
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.15% on 1/1/15)	A3	4.920(j)	01/01/35	3,000	2,502,750
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	Aa3	5.500	12/15/23	6,000	7,324,919
Ser. A	Aa3	5.875	12/15/38	3,000	3,379,800

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	23

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New Jersey (cont’d.)
Rutgers—St. Univ. of NJ, Ser. A	Aa2	6.400	05/01/13	$1,095	$1,180,947
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/1/12)(b)	Aaa	6.000	06/01/37	400	439,192
(Pre-refunded Date 6/1/12)(b)	Aaa	6.125	06/01/42	2,000	2,200,320
Ser. 1A	Baa3	4.500	06/01/23	455	427,609
Ser. 1A	Baa3	4.625	06/01/26	1,000	856,500
Ser. 1A	Baa3	5.000	06/01/41	4,000	2,737,760

					59,461,963

New Mexico 0.3%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	5.500	07/01/35	1,230	1,334,476
New Mexico St. Hosp. Equip. Ln. Council Hosp. Rev., Presbyterian Healthcare	Aa3	5.000	08/01/39	1,250	1,286,188

					2,620,664

New York 8.7%
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A, (Pre-refunded Date 11/15/10)(b)	NR	8.125	11/15/20	500	512,700
Brooklyn Arena Loc. Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375	07/15/43	750	802,088
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A	A3	6.000	05/01/33	1,000	1,157,900
Ser. A	A3	6.250	04/01/33	500	590,595
Ser. A, B.H.A.C.	Aa1	5.500	05/01/33	2,000	2,259,980
Metropolitan Trans. Auth. Rev., Svc. Contract, Ser. 2008C	A2	6.500	11/15/28	2,500	2,997,200
Ser. A, NATL	Aa3	5.500	07/01/20	2,500	2,679,400
Ser. B, NATL	Aa3	5.500	07/01/19	5,000	5,364,000
Ser. B, NATL	Aa3	5.500	07/01/23	7,285	7,793,347
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	A2	5.000	08/01/22	2,000	2,062,980

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d.)
New York City Ind. Dev. Agcy. Spl. Fac. Rev., Terminal One Group Assn. Proj., A.M.T.	A3	5.500	01/01/24	$1,500	$1,560,945
New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr., Fiscal 2009, Ser. A	Aa1	5.750	06/15/40	1,000	1,151,440
New York City Tr. Cultural Res. Rev., Julliard Sch., Ser. A,	Aa2	5.000	01/01/39	2,500	2,718,025
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Fiscal 2009, Ser. S-3	Aa3	5.250	01/15/39	1,500	1,634,445
New York City, GO, Ser. A, Unrefunded Bal.	Aa2	6.000	05/15/30	10	10,140
Ser. E	Aa2	5.000	08/01/17	6,000	7,140,180
Ser. I-1	Aa2	5.250	04/01/28	2,000	2,262,260
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons., Ser. B	Aa3	6.000	07/01/14	2,070	2,264,828
Mental Health Svcs. Facs. Impvt., Ser. B	Aa3	6.500	08/15/11	3,000	3,166,710
Rochester Inst. Tech., Ser . A, A.M.B.A.C.	A1	5.250	07/01/20	2,100	2,482,032
Ser . A, A.M.B.A.C.	A1	5.250	07/01/21	2,000	2,359,720
Ser. B (Mandatory Put Date 7/1/13)	Aa2	5.250	07/01/29	3,000	3,341,880
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B	Aaa	5.500	10/15/23	3,750	4,799,175
Ser. E	Aaa	6.500	06/15/14	35	35,174
New York City Mun. Wtr. Proj.	Aaa	5.000	06/15/34	2,000	2,086,700
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.(b)	Aa3	8.000	05/01/11	915	941,123
New York St. Local Gov’t. Assist. Corp. Rev., Ser. E	Aa2	6.000	04/01/14	2,945	3,312,713
New York St. Mun. Bond. Bank Agcy. Rev., Spl. Sch. Supply, Ser. C	A+(d)	5.250	06/01/22	3,200	3,474,048
Ser. C	A+(d)	5.250	12/01/22	3,595	3,902,876

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	25

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York (cont’d.)
Suffolk Cnty. Indl. Dev. Agy. Rev., Keyspan-Port Jefferson, A.M.T.	Baa1	5.250	06/01/27	$1,000	$1,007,030

					75,871,634

North Carolina 2.2%
North Carolina Eastern Mun. Powr. Agcy., Powr. Sys. Rev., A.M.B.A.C.	Baa1	6.000	01/01/18	1,000	1,218,920
A.G.C.	Aa3	6.000	01/01/19	500	573,440
Ser. A, E.T.M.(b)	Baa1	6.400	01/01/21	1,000	1,244,190
Ser. A, E.T.M.(b)(e)	Aaa	6.500	01/01/18	2,635	3,509,925
Ser. A, NATL, Unrefunded Bal.	Baa1	6.500	01/01/18	1,005	1,254,461
Ser. A (Pre-refunded Date 1/01/22)(b)	Aaa	6.000	01/01/26	650	864,949
North Carolina Med. Care Commn. Hosp. Rev., Baptist Hosp., Rfdg.	Aa3	5.000	06/01/34	5,285	5,525,309
North Carolina Med. Care Commn. Healthcare Facs. Rev., Duke Univ. Health Sys., Ser. A	Aa2	5.000	06/01/42	3,300	3,463,383
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.250	12/01/21	1,000	1,092,770

					18,747,347

North Dakota 0.9%
Mclean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Ser. A	A3	4.875	07/01/26	1,000	1,030,680
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	A+(d)	7.200	06/30/13	6,450	6,998,573

					8,029,253

Ohio 3.7%
American Mun. Pwr., Inc., Ser. A	Aa3	5.000	02/01/13	2,500	2,644,725
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A.	Baa3	6.500	06/01/47	4,250	3,389,970

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ohio (cont’d.)
Ser. A-2	Baa3	5.125	06/01/24	$5,690	$4,851,237
Ser. A-2	Baa3	5.875	06/01/47	1,000	726,730
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A. (Pre-refunded Date 1/01/15)(b)	NR	7.625	01/01/22	1,345	1,628,365
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa1	7.500	01/01/30	5,000	5,055,199
Hamilton Cnty. Sales Tax Rev., Sub. Ser. B, A.M.B.A.C., C.A.B.S.	A1	3.990(i)	12/01/20	2,000	1,338,580
Hilliard Sch. Dist. Sch. Impvt., GO, C.A.B.S., NATL	Aa1	2.850(i)	12/01/19	1,720	1,326,051
Lucas Cnty. Health Care Facs. Rev., Sunset Retirement Impvt., Ser. A, Rfdg.	NR	6.625	08/15/30	1,000	1,009,930
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare Group, Ser. B, A.M.B.A.C.	NR	5.000	11/15/21	3,935	4,133,127
Montgomery Cnty. Rev., Miami Valley Hosp., Ser. A	Aa3	6.250	11/15/39	500	531,375
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctl. First Energy, Rfdg., Ser. C	Baa1	5.625	06/01/18	500	566,470
Ohio St. Higher Ed. Facs. Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.500	10/01/20	750	931,223
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. First Energy, Rfdg., Ser. A (Mandatory Put Date 6/1/16)	Baa1	5.875	06/01/33	500	559,760
Poll. Ctl. Ln. Fd. Wtr. Quality, Ser. A	Aaa	5.000	12/01/29	2,150	2,430,059
Ohio St. Wtr. Dev. Auth. Solid Wste. Rev., Allied Wste. N. A., Inc., Proj., Ser. A, A.M.T.	BBB(d)	5.150	07/15/15	750	765,713

					31,888,514

Oklahoma 0.1%
Tulsa Airpts. Impt. Tr. Gen. Rev., Ser. A	A3	5.375	06/01/24	1,000	1,047,420

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	27

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Oregon 0.4%
Oregon St. Dept. Trans. Hwy. User Tax Rev., Sr. Lien., Ser. A	Aa1	5.000	11/15/33	$3,500	$3,833,095

Pennsylvania 4.9%
Allegheny Cnty. San. Auth. Swr. Rev., NATL, Unrefunded Bal.	A1	5.500	12/01/30	460	465,952
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., NATL	Aa3	5.700	10/01/14	1,070	1,158,082
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	A+(d)	5.375	06/01/16	1,080	1,152,436
Delaware River Port Auth. Rev., PA & NJ Port Dist. Proj., Ser. B, A.G.C.	Aa3	5.625	01/01/26	5,000	5,007,400
Ser. B, A.G.C.	Aa3	5.700	01/01/22	1,000	1,001,990
Erie Parking Auth. Facs. Rev. Gtd., A.G.C. (Pre-refunded Date 09/01/13)(b)	Aa3	5.000	09/01/26	70	79,262
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center (Pre-refunded Date 1/01/14)(b)	NR	6.000	01/01/43	2,500	2,934,875
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	NR	6.250	07/01/11	590	612,804
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Ba1	4.625	12/01/18	3,500	3,255,910
Ser. F, A.M.B.A.C., A.M.T.	Ba1	5.000	12/01/15	3,000	2,998,410
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C.	A1	5.500	07/01/17	9,000	9,638,099
A.M.B.A.C.	A1	5.500	07/01/20	2,750	2,913,928
Philadelphia Auth. Indl. Dev. Rev., Please Touch Museum Proj. Ser. B	BBB- (d)	5.250	09/01/31	1,000	905,590
Philadelphia GO, Ser. B, A.G.C.	Aa3	7.125	07/15/38	1,500	1,723,620
Philadelphia Gas Wks. Rev., Ser. 9	Baa2	5.250	08/01/40	500	510,990

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pennsylvania (cont’d.)
Philadelphia Hosps. & Higher Ed. Facs. Auth. Hosp. Rev., Grad. Health Sys., Oblig. Gp. (original cost $1,820,479; purchased 4/25/96-7/2/98)(c)(f)(h)	WR	7.250	07/01/18	$1,803	$18
Pittsburgh Urban. Redev. Auth., Wtr. & Swr. Sys. Rev., Unrefunded Bal. Rfdg., Ser. A, NATL	Baa1	6.500	09/01/13	2,220	2,373,469
Pittsburgh Wtr. & Swr. Auth. Sys. Rev., Ser. A, F.G.I.C., E.T.M.(b)	NR	6.500	09/01/13	1,780	1,973,611
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S., E.T.M.(b)	NR	0.730(i)	11/01/12	1,035	1,018,854
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.250	06/01/22	2,400	2,495,712

					42,221,012

Puerto Rico 2.7%
Puerto Rico Comnwlth., GO,	A3	6.000	07/01/39	800	866,600
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Rfdg., Ser. CC	A2	5.500	07/01/28	2,500	2,804,150
Ser. G, F.G.I.C.	A3	5.250	07/01/18	2,250	2,348,730
Ser. J (Pre-refunded Date 7/01/14)(b)	A3	5.500	07/01/23	1,320	1,550,446
Ser. K	A3	5.000	07/01/14	2,000	2,177,120
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. XX	A3	5.250	07/01/40	2,000	2,092,100
Puerto Rico Mun. Fin. Agcy., GO	A3	5.000	08/01/12	1,000	1,056,640
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Govt. Facs., Rfdg., Ser. P	A3	6.750	07/01/36	1,000	1,139,740
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub. Ser. A	A1	5.500	08/01/42	1,750	1,855,473
First Sub. Ser. A	A1	5.750	08/01/37	1,600	1,710,336

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	29

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico (cont’d.)
First Sub. Ser. A	A1	6.000	08/01/42	$2,800	$3,066,811
First Sub. Ser. C	A1	5.250	08/01/41	2,500	2,611,925

					23,280,071

Rhode Island 0.9%
Rhode Island Health & Ed. Bldg. Corp. Higher Ed. Fac. Rev., Brown Univ.	Aa1	5.000	09/01/37	5,000	5,353,050
Lifespan Oblig., Ser. A., A.G.C.	Aa3	7.000	05/15/39	2,000	2,370,320

					7,723,370

South Carolina 0.9%
Florence Cnty. SC Hosp. Rev., McLeod Reg. Med. Ctr., Ser. A	A+(d)	5.000	11/01/37	1,500	1,528,650
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Health, Ser. C (Pre-refunded Date 8/01/13)(b)	Baa1	6.875	08/01/27	2,655	3,110,704
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A	Aa2	5.500	01/01/38	2,500	2,791,550

					7,430,904

South Dakota 0.2%
Ed. Enhancement Fin. Fdg. Corp. Rev., Tobacco, Ser. B	Baa3	6.500	06/01/32	1,000	1,006,100
South Dakota Health & Edl. Facs. Auth. Rev., Sanford Health	A1	5.500	11/01/40	625	653,319

					1,659,419

Tennessee 0.8%
Bristol Health & Edl. Facs. Rev., Bristol Mem. Hosp., F.G.I.C., E.T.M.(b)	NR	6.750	09/01/10	1,775	1,775,000
Knox Cnty. Tenn. Health Edl. & Hsg. Facs. Brd. Hosp. Facs., Covenant Health Rev., Rfdg. & Impt. Ser. A, C.A.B.S.	A-(d)	5.790(i)	01/01/35	1,000	254,300

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tennessee (cont’d.)
Memphis Shelby Cnty. Arpt. Auth. Rev., Rfdg., Ser. B, A.M.T.	A2	5.750	07/01/25	$1,000	$1,090,080
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	Baa1	5.000	02/01/18	2,000	2,104,500
Ser. C	Baa1	5.000	02/01/22	1,000	1,036,800
Ser. C	Baa1	5.000	02/01/25	1,000	1,022,690

					7,283,370

Texas 5.9%
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A, A.M.B.A.C	A1	5.000	11/15/22	4,610	5,092,022
Austin Tex. Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Ser. A	Aa2	5.125	11/15/29	2,000	2,238,740
Brazos River Auth. Poll. Ctl. Rev., TXU Rmkt., A.M.T.	Caa3	5.400	05/01/29	1,500	600,000
TXU Energy Co. LLC Proj., Ser. D (Mandatory Put Date 10/01/14)	Ca	5.400	10/01/29	1,000	665,000
Harris Cnty. Cultural Edu. Facs. Fin. Corp. Rev., Childrens Hosp. Proj.	Aa2	5.000	10/01/29	1,500	1,582,830
Childrens Hosp. Proj.	Aa2	5.500	10/01/39	1,500	1,599,255
Methodist Hosp. Sys., Ser. B	AA(d)	5.500	12/01/18	1,000	1,184,670
Harris Cnty. Indl. Dev. Corp., Solid Wste. Disp. Rev., Deer Park Fing. Proj., LP	A2	5.000	02/01/23	750	802,493
Houston Arpt. Sys. Rev., E.T.M.(b)	Aaa	7.200	07/01/13	1,525	1,703,044
Sr. Lien, Rfdg., Ser. A	Aa3	5.500	07/01/39	1,000	1,093,630
Houston Util. Sys. Rev., Rfdg. Comb., 1st Lien, Ser. A, A.G.C.	Aa2	5.250	11/15/33	1,510	1,675,632
Lower Colo. Riv. Auth. Tex. Rev., L.C.R.A. Trans. Svcs., Rfdg., B.H.A.C.	Aa1	5.250	05/15/28	2,000	2,213,140
Rfdg.	A1	5.750	05/15/28	3,205	3,476,079

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	31

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Texas (cont’d.)
North Tex. Twy. Auth. Rev., First Tier, Rfdg., Ser. A	A2	5.750	01/01/40	$1,500	$1,592,820
First Tier, Rfdg., Ser. C	A2	5.250	01/01/44	2,250	2,303,190
First Tier, Ser. A	A2	6.250	01/01/39	1,500	1,671,810
Second Tier, Rfdg., Ser. F	A3	5.750	01/01/38	2,500	2,662,650
Sabine River Auth. Poll Ctl. Rev., TXU Energy Co. LLC Proj., Ser. B	Ca	6.150	08/01/22	1,000	460,010
San Antonio Elec. & Gas Sys.	Aa1	5.000	02/01/29	1,695	1,872,585
Ser. A	Aa1	5.000	02/01/21	5,000	5,727,599
Tarrant Cnty. Cultural Edu. Facs. Fin. Corp. Hosp. Rev., Scott & White Healthcare	A1	5.250	08/15/40	2,500	2,548,475
Texas Private Activity Surface Trans. Corp., Sr. Lien LBJ Infrastructure	Baa3	7.000	06/30/40	2,500	2,722,175
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Edu.-Idea. Pub. Sch. Proj., Ser. A, A.C.A.	BBB(d)	5.000	08/15/30	1,000	939,850
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., NATL	Baa1	5.500	11/01/18	2,240	2,190,182
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A, GO	AA+(d)	5.250	12/01/23	2,500	3,000,650

					51,618,531

Utah 0.9%
Intermountain Power Agcy., Utah Pwr., Supply Rev., A.M.B.A.C.	A1	5.000	07/01/17	5,000	5,881,850
Riverton Hosp. Rev., I.H.C. Health Svcs. Inc.	Aa1	5.000	08/15/41	1,500	1,565,985

					7,447,835

Virgin Islands 0.3%
Virgin Islands Pub. Fin. Auth. Rev., Sr. Lien Matching Fund Loan, Note A	Baa2	5.000	10/01/29	750	772,740
Note A	Baa2	5.250	10/01/21	1,500	1,581,795

					2,354,535

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Virginia 1.3%
Gloucester Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Rev., Wste. Mgmt. Services, Ser. A, A.M.T. (Mandatory Put Date 5/01/14)	BBB(d)	5.125	09/01/38	$2,300	$2,477,951
Richmond Met. Auth. Expy. Rev., Rfdg., NATL	A(d)	5.250	07/15/17	5,775	6,557,859
Sussex Cnty. Ind. Dev. Auth. Sld. Wste. Disp. Rev., Atlantic Wste., Ser. A, A.M.T.(Mandatory Put Date 5/01/14)	BBB(d)	5.125	06/01/28	1,400	1,508,318
Tobacco Settlement Fin. Corp. Rev., Asset Bkd. (Pre-refunded Date 6/01/15)(b)	Aaa	5.625	06/01/37	1,000	1,202,670

					11,746,798

Washington 3.3%
Clark Cnty. Wash. Sch. Dist. No. 114 Evergreen, A.G.C., GO (Pre-refunded Date 6/01/12)(b)	Aa1	5.250	12/01/18	3,800	4,121,557
FYI Properties Lease Rev., Washington St. Dist. Proj.	AA(d)	5.500	06/01/39	1,000	1,080,610
Port Seattle Wash. Rev., Rfdg., Intermediate Lien, Ser. B	Aa3	5.000	06/01/40	2,000	2,090,940
Ser. B, A.M.T.	Aa3	5.000	02/01/24	2,500	2,665,075
X.L.C.A.	Aa3	5.000	02/01/28	3,000	3,179,160
Snohomish Cnty., Pre-refunded Ltd. Tax (Pre-refunded Date 12/01/11)(b)	Aa2	5.375	12/01/19	220	233,488
Unrefunded Bal. Ltd. Tax, GO, NATL	Aa2	5.375	12/01/19	1,780	1,892,852
Tobacco Settlement Auth. Rev., Asset Bkd.	Baa3	6.500	06/01/26	1,635	1,681,483
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, NATL	Aa1	5.000	06/01/21	2,665	2,962,014
NATL	Aa1	5.000	06/01/22	2,570	2,836,920

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	33

Portfolio of Investments

as of August 31, 2010 continued

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Washington (cont’d.)
Washington St. Health Care Facs. Auth. Rev., Overlake Hosp. Med. Ctr.	A3	5.500	07/01/30	$1,115	$1,152,553
Providence Health & Svcs., Ser. A	Aa2	5.000	10/01/39	3,500	3,634,890
Providence Healthcare, Ser. A, F.G.I.C. (Pre-refunded Date 10/01/16)(b)	Aa2	5.000	10/01/36	85	102,591
Seattle Childrens Hosp.	Aa3	5.625	10/01/38	1,250	1,353,850

					28,987,983

West Virginia 0.4%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B (Pre-refunded Date 9/01/10)(b)	A2	6.750	09/01/30	2,000	2,020,000
West Virginia St. Wtr. Dev. Auth., Loan Proj. III, Ser. B, A.M.B.A.C., A.M.T.	A(d)	5.875	07/01/20	1,015	1,026,957

					3,046,957

Wisconsin 0.5%
Wisconsin St. Gen. Rev., Ser. A, St. Approp.	Aa3	5.750	05/01/33	2,000	2,274,500
Wisconsin St. Health & Edl. Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.000	02/15/25	2,000	2,031,280

					4,305,780

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750	07/15/39	500	558,845

Total long-term investments (cost $814,364,336)					860,150,042

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description (a)	Moody’s Ratings†* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 0.8%

California 0.4%
Sacramento Cnty. Santn. Dist. Fin. Auth. Rev., Sub. Lien Santn. Dist., Rfdg.,
Ser. A, F.R.D.D.(g)(j)	VMG1	0.230%	09/01/10	$400	$400,000
Ser. D, F.R.D.D.(g)(j)	VMG1	0.230	09/01/10	1,600	1,600,000
Santa Clara Elec. Rev., Var. Sub. Ser. A., F.R.D.D.(g)(j)	VMG1	0.230	09/01/10	1,300	1,300,000

					3,300,000

Texas 0.4%
Dallas Performing Arts Cultural Facs. Corp., Cultural Var. Dallas Arts Ctr. Fdtn., Ser. B, F.R.D.D.(g)(j)	VMG1	0.250	09/01/10	2,200	2,200,000
Lower Neches Valley Auth. Tex. Indl. Dev. Corp. Exempt Facs. Rev., Var. Rfdg., Exxon Mobil Proj., Ser. A-2, F.R.D.D.(g)(j)	VMIG1	0.190	09/01/10	1,600	1,600,000

					3,800,000

Total short-term investments (cost $7,100,000)					7,100,000

Total Investments 99.6% (cost $821,464,336; Note 5)					867,250,042
Other assets in excess of liabilities(k) 0.4%					3,123,749

Net Assets 100.0%					$870,373,791

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	The following abbreviations are used in portfolio descriptions:

A.C.A.—American Capital Access Corporation

A.G.C.—Assured Guaranty Corporation

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

B.H.A.C.—Berkshire Hathaway Assurance Corporation

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	35

Portfolio of Investments

as of August 31, 2010 continued

C.A.B.S.—Capital Appreciation Bonds

E.T.M.—Escrowed to Maturity

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.G.I.C.—Financial Guaranty Insurance Company

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand Note

G.N.M.A.—Government National Mortgage Association

GO—General Obligation

I.H.C.—Intermountain Health Care

L.C.R.A.—Lower Colorado River Authority

N.A.—North America

NATL—National Public Finance Guarantee Corp.

NR—Not Rated by Moody’s or Standard and Poor’s ratings

T.C.R.S.—Transferable Custodial Receipts

U.C.L.A.— University of California, Los Angeles

X.L.C.A.—XL Capital Assurance

†	The ratings reflected are as of August 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(b)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(f)	Indicates a security that has been deemed illiquid.
(g)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(h)	Indicates a security restricted to resale. The aggregate original cost of such securities was $2,120,479. The aggregate value of $63,018 is approximately 0.0% of the net assets.
(i)	Represents a zero coupon or step bond. Rate shown reflects the effective yield on August 31, 2010.
(j)	Floating Rate Security. The interest rate shown reflects the rate in effect at August 31, 2010.
(k)	Other assets in excess of liabilities include net unrealized depreciation on financial futures contracts as follows:

Open futures contracts outstanding at August 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2010	Unrealized Depreciation
	Short Positions:
45	5 Year U.S. Treasury Notes	Dec. 2010	$5,387,851	$5,414,414	$(26,563)
204	10 Year U.S. Treasury Notes	Dec. 2010	25,556,118	25,627,500	(71,382)
164	U.S. Long Bond	Dec. 2010	22,079,473	22,145,125	(65,652)

					$(163,597)

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$867,250,042	$—
Other Financial Instruments*
Futures Contracts	(163,597)	—	—

Total	$(163,597)	$867,250,042	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2010 were as follows:

Transportation	17.5%
Healthcare	15.7
General Obligation	9.6
Power	9.4
Pre-Refunded	7.6
Special Tax/Assessment District	7.5
Education	7.2
Water & Sewer	5.4
Other	4.8
Corporate Backed IDB & PCR	3.8
Lease Backed Certificate of Participation	3.7
Tobacco	2.7
Pooled Financing	2.2
Solid Waste/Resource Recovery	0.9
Short-Term Investments	0.8

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	37

Portfolio of Investments

as of August 31, 2010 continued

Housing	0.5%
Tobacco Appropriated	0.3

99.6
Other assets in excess of liabilities	0.4

Net Assets	100.0%

Industry classification is subject to change.

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	—	Due to broker—variation margin	$163,597	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(5,847,535)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$114,750

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

For the year ended August 31, 2010, the Fund’s average value at trade date for short positions on future contracts was $38,820,422.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	39

Statement of Assets and Liabilities

as of August 31, 2010

Assets
Unaffiliated Investments at value (cost $821,464,336)	$867,250,042
Cash	91,280
Interest receivable	10,414,785
Receivable for investments sold	1,591,405
Receivable for Fund shares sold	304,588
Prepaid expenses	21,271

Total assets	879,673,371

Liabilities
Payable for investments purchased	7,064,155
Payable for Fund shares reacquired	601,764
Dividends payable	555,621
Management fee payable	345,253
Due to broker—variation margin	236,180
Distribution fee payable	197,746
Accrued expenses	173,049
Deferred directors’ fees	68,156
Affiliated transfer agent fee payable	57,656

Total liabilities	9,299,580

Net Assets	$870,373,791

Net assets were comprised of:
Common stock, at par	$578,584
Paid-in capital in excess of par	828,369,331

828,947,915
Undistributed net investment income	652,386
Accumulated net realized loss on investment and financial futures transactions	(4,848,619)
Net unrealized appreciation on investments and financial futures	45,622,109

Net assets, August 31, 2010	$870,373,791

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($797,627,138 ÷ 53,031,892 shares of common stock issued and outstanding)	$15.04
Maximum sales charge (4% of offering price)	.63

Maximum offering price to public	$15.67

Class B
Net asset value, offering price and redemption price per share
($33,899,325 ÷ 2,247,494 shares of common stock issued and outstanding)	$15.08

Class C
Net asset value, offering price and redemption price per share
($25,130,799 ÷ 1,666,413 shares of common stock issued and outstanding)	$15.08

Class Z
Net asset value, offering price and redemption price per share
($13,716,529 ÷ 912,616 shares of common stock issued and outstanding)	$15.03

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	41

Statement of Operations

Year Ended August 31, 2010

Net Investment Income
Income
Interest	$42,169,062

Expenses
Management fee	4,032,415
Distribution fee—Class A	1,959,061
Distribution fee—Class B	176,739
Distribution fee—Class C	171,284
Transfer agent’s fee and expenses (including affiliated expense of $382,550)	470,000
Custodian’s fees and expenses	108,000
Reports to shareholders	82,000
Registration fees	55,000
Directors’ fees	38,000
Legal fees and expenses	34,000
Audit fee	32,000
Insurance expenses	21,000
Miscellaneous	15,738

Total expenses	7,195,237
Less: Custodian fee credit (Note 1)	(147)

Net expenses	7,195,090

Net investment income	34,973,972

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	4,132,777
Financial futures transactions	(5,847,535)

(1,714,758)

Net change in unrealized appreciation (depreciation) on:
Investments	37,402,286
Financial futures contracts	114,750

37,517,036

Net gain on investments	35,802,278

Net Increase In Net Assets Resulting From Operations	$70,776,250

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$34,973,972	$31,026,819
Net realized loss on investment and financial futures transactions	(1,714,758)	(3,168,185)
Net change in unrealized appreciation on investments and financial futures	37,517,036	7,439,542

Net increase in net assets resulting from operations	70,776,250	35,298,176

Dividends (Note 1)
Dividends from net investment income
Class A	(32,156,500)	(28,415,634)
Class B	(1,363,110)	(1,313,059)
Class C	(822,810)	(532,851)
Class Z	(548,084)	(335,830)

	(34,890,504)	(30,597,374)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	49,349,233	31,873,358
Net asset value of shares issued in connection with merger (Note 7)	—	177,297,034
Net asset value of shares issued in reinvestment of dividends and distributions	26,946,289	19,634,841
Cost of shares reacquired	(88,958,063)	(79,789,843)

Increase (decrease) in net assets from Fund share transactions	(12,662,541)	149,015,390

Capital contributions (Note 6)
Proceeds from regulatory settlement	8,876	—

Total increase	23,232,081	153,716,192

Net Assets
Beginning of year	847,141,710	693,425,518

End of year(a)	$870,373,791	$847,141,710

(a) Includes undistributed net investment income of:	$652,386	$584,305

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	43

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on an exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general

44	Visit our website at www.prudentialfunds.com

liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and

Prudential National Muni Fund, Inc.	45

Notes to Financial Statements

continued

Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended August 31, 2010 the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, and manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures contracts

46	Visit our website at www.prudentialfunds.com

and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial future contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified

Prudential National Muni Fund, Inc.	47

Notes to Financial Statements

continued

amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .47% of the Fund’s average daily net assets for the year ended August 31, 2010.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

48	Visit our website at www.prudentialfunds.com

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2010, PIMS contractually agreed to limit such fees to .25% and .75% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $202,809 in front-end sales charges resulting from sales of Class A shares, during for the year ended August 31, 2010. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the year ended August 31, 2010, it received $2,040, $45,001 and $2,520 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2010, the Fund incurred approximately $139,100 in total networking fees, of which approximately $3,500 and $20,800 was paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fee and expenses on the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2010, aggregated $250,084,801 and $264,508,748, respectively.

Prudential National Muni Fund, Inc.	49

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par. For the year ended August 31, 2010, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and financial futures transactions by $15,387 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended August 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $158,287 from ordinary income and $34,732,217 from tax-exempt income. For the year ended August 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $30,597,374 from tax-exempt income.

As of August 31, 2010, the accumulated undistributed earnings on a tax basis were $963,097 from tax-exempt income and $368,568 from ordinary income, respectively. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$820,703,568	$60,084,791	$(13,538,317)	$46,546,474

The differences between book and tax basis are primarily attributable to differences in the treatment of accreting market discount for book and tax purposes.

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As of August 31, 2010, the Fund had a capital loss carryforward for tax purposes of approximately $3,588,000 of which $225,000 expires in 2016, $35,000 expires in 2017 and $3,328,000 expires in 2018. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. The Fund elected to treat post-October capital losses of approximately $2,241,000 as having been incurred in the fiscal year ending August 31, 2011.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

For the year ended August 31, 2010, the Fund received $8,876 related to settlement of regulatory proceedings involving allegations of improper trading. The amounts relating to an affiliate and third party were $5,607 and $3,269, respectively. The total amount is presented in the Fund’s statement of changes in net assets. The Fund was not involved in the proceedings or the calculation of the payment.

Prudential National Muni Fund, Inc.	51

Notes to Financial Statements

continued

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2010:
Shares sold	1,845,214	$27,141,383
Shares issued in reinvestment of dividends and distributions	1,688,194	24,827,905
Shares reacquired	(4,718,726)	(69,292,671)

Net increase (decrease) in shares outstanding before conversion	(1,185,318)	(17,323,383)
Shares issued upon conversion from Class B	534,405	7,839,631

Net increase (decrease) in shares outstanding	(650,913)	$(9,483,752)

Year ended August 31, 2009:
Shares sold	1,336,571	$18,396,106
Shares issued in connection with the merger	10,727,172	150,073,130
Shares issued in reinvestment of dividends and distributions	1,311,538	18,167,050
Shares reacquired	(5,100,066)	(70,218,830)

Net increase (decrease) in shares outstanding before conversion	8,275,215	116,417,456
Shares issued upon conversion from Class B	761,213	10,502,958

Net increase (decrease) in shares outstanding	9,036,428	$126,920,414

Class B
Year ended August 31, 2010:
Shares sold	712,740	$10,486,112
Shares issued in reinvestment of dividends and distributions	75,032	1,106,396
Shares reacquired	(731,674)	(10,764,881)

Net increase (decrease) in shares outstanding before conversion	56,098	827,627
Shares reacquired upon conversion into Class A	(532,573)	(7,839,631)

Net increase (decrease) in shares outstanding	(476,475)	$(7,012,004)

Year ended August 31, 2009:
Shares sold	339,372	$4,739,695
Shares issued in connection with the merger	1,083,160	15,196,740
Shares issued in reinvestment of dividends and distributions	63,355	880,522
Shares reacquired	(411,403)	(5,689,809)

Net increase (decrease) in shares outstanding before conversion	1,074,484	15,127,148
Shares reacquired upon conversion into Class A	(758,459)	(10,502,958)

Net increase (decrease) in shares outstanding	316,025	$4,624,190

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Class C	Shares	Amount
Year ended August 31, 2010:
Shares sold	434,272	$6,394,284
Shares issued in reinvestment of dividends and distributions	41,070	605,725
Shares reacquired	(226,274)	(3,334,877)

Net increase (decrease) in shares outstanding	249,068	$3,665,132

Year ended August 31, 2009:
Shares sold	349,109	$4,851,424
Shares issued in connection with the merger	447,958	6,284,851
Shares issued in reinvestment of dividends and distributions	22,509	313,418
Shares reacquired	(157,735)	(2,188,078)

Net increase (decrease) in shares outstanding	661,841	$9,261,615

Class Z
Year ended August 31, 2010:
Shares sold	363,351	$5,327,454
Shares issued in reinvestment of dividends and distributions	27,624	406,263
Shares reacquired	(381,500)	(5,565,634)

Net increase (decrease) in shares outstanding	9,475	$168,083

Year ended August 31, 2009:
Shares sold	279,247	$3,886,133
Shares issued in connection with the merger	410,752	5,742,313
Shares issued in reinvestment of dividends and distributions	19,661	273,851
Shares reacquired	(121,905)	(1,693,126)

Net increase (decrease) in shares outstanding	587,755	$8,209,171

Note 7. Reorganization

On April 17, 2009, the Fund acquired all of the net assets of the Dryden Municipal Bond Fund/Insured Series (“the Merged Fund”) pursuant to a plan of reorganization approved by the Dryden Municipal Bond Fund/Insured Series shareholders on March 10, 2009. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C and Class Z shares for the corresponding classes of Dryden Municipal Bond Fund/Insured Series.

Dryden Municipal Bond Fund/ Insured Series		Prudential National Muni Fund, Inc.
Class	Shares	Class	Shares	Value
A	14,899,573	A	10,727,172	$150,073,130
B	1,505,267	B	1,083,160	15,196,740
C	623,033	C	447,958	6,284,851
Z	569,877	Z	410,752	5,742,313

The net assets and net unrealized depreciation of the Merged Fund immediately before the acquisition were:

Prudential National Muni Fund, Inc.	53

Notes to Financial Statements

continued

	Net Assets	Net Unrealized Depreciation
Dryden Municipal Bond Fund/Insured Series	$177,297,034	$(1,689,739)

The net assets of Prudential National Muni Fund, Inc. immediately before the acquisition were $650,368,568.

Note 8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2010.

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended August 31,					Eight-Month Period Ended August 31,		Year Ended December 31,
	2010		2009		2008	2007(a)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.42		$14.41		$14.64	$15.12		$15.09	$15.32
Income (loss) from investment operations
Net investment income	.60		.60		.60	.40		.59	.60
Net realized and unrealized gain (loss) on investment and financial futures transactions	.62		.01		(.21)	(.47)		.10	(.15)
Total from investment operations	1.22		.61		.39	(.07)		.69	.45
Less Dividends and Distributions
Dividends from net investment income	(.60)		(.60)		(.60)	(.40)		(.59)	(.60)
Distributions from net realized gains	-		-		(.02)	(.01)		(.07)	(.08)
Total dividends and distributions	(.60)		(.60)		(.62)	(.41)		(.66)	(.68)
Capital Contribution	-	(b)	-		-	-		-	-
Net asset value, end of period	$15.04		$14.42		$14.41	$14.64		$15.12	$15.09
Total Return(c):	8.65%		4.46%		2.66%	(.47)%		4.68%	3.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$797,627		$774,235		$643,186	$693,818		$769,525	$472,491
Average net assets (000)	$783,622		$658,247		$670,723	$730,108		$466,577	$492,151
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	.82%		.84%	(e)	.91% (e)	.96%	(e)(f)	.97% (e)	.87%
Expenses, excluding distribution and service (12b-1) fees	.57%		.59%	(e)	.66% (e)	.71%	(e)(f)	.72% (e)	.62%
Net investment income	4.11%		4.38%		4.13%	4.02%	(f)	3.96%	3.93%
For Class A, B, C and Z shares:
Portfolio turnover rate	30%	(h)	37%	(h)	42%	24%	(g)	45%	39%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

(e) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .82%, .83%, .83% and .87% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.

(f) Annualized.

(g) Not annualized.

(h) The portfolio turnover rate including variable rate demand notes was 50% for the year ended August 31, 2010 and 61% for the year ended August 31, 2009.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	55

Financial Highlights

continued

Class B Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,		Year Ended December 31,
	2010	2009		2008	2007(a)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.46	$14.45		$14.68	$15.16		$15.13	$15.36
Income (loss) from investment operations
Net investment income	.57	.57		.57	.38		.55	.56
Net realized and unrealized gain (loss) on investment and financial futures transactions	.62	-	(b)	(.22)	(.48)		.10	(.15)
Total from investment operations	1.19	.57		.35	(.10)		.65	.41
Less Dividends and Distributions
Dividends from net investment income	(.57)	(.56)		(.56)	(.37)		(.55)	(.56)
Distributions from net realized gains	-	-		(.02)	(.01)		(.07)	(.08)
Total dividends and distributions	(.57)	(.56)		(.58)	(.38)		(.62)	(.64)
Capital Contribution	- (b)	-		-	-		-	-
Net asset value, end of period	$15.08	$14.46		$14.45	$14.68		$15.16	$15.13
Total Return(c):	8.37%	4.20%		2.41%	(.62)%		4.42%	2.76%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,899	$39,395		$34,787	$46,405		$53,763	$27,013
Average net assets (000)	$35,348	$32,332		$40,259	$50,297		$25,361	$32,345
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.07%	1.09%	(d)	1.16% (d)	1.21%	(d)(e)	1.22% (d)	1.12%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	(d)	.66% (d)	.71%	(d)(e)	.72% (d)	.62%
Net investment income	3.86%	4.12%		3.87%	3.77%	(e)	3.72%	3.67%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.07%, 1.08%, 1.08% and 1.12% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.

(e) Annualized.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,		Year Ended December 31,
	2010	2009		2008	2007(a)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.46	$14.44		$14.68	$15.16		$15.13	$15.36
Income (loss) from investment operations
Net investment income	.53	.53		.53	.35		.52	.52
Net realized and unrealized gain (loss) on investment and financial futures transactions	.62	.02		(.22)	(.47)		.10	(.15)
Total from investment operations	1.15	.55		.31	(.12)		.62	.37
Less Dividends and Distributions
Dividends from net investment income	(.53)	(.53)		(.53)	(.35)		(.52)	(.52)
Distributions from net realized gains	-	-		(.02)	(.01)		(.07)	(.08)
Total dividends and distributions	(.53)	(.53)		(.55)	(.36)		(.59)	(.60)
Capital Contribution	- (b)	-		-	-		-	-
Net asset value, end of period	$15.08	$14.46		$14.44	$14.68		$15.16	$15.13
Total Return(c):	8.11%	4.02%		2.08%	(.74)%		4.16%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,131	$20,495		$10,912	$11,244		$12,255	$3,482
Average net assets (000)	$22,839	$13,974		$11,228	$11,867		$3,884	$3,822
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.32%	1.34%	(e)	1.41% (e)	1.46%	(e)(f)	1.47% (e)	1.37%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	(e)	.66% (e)	.71%	(e)(f)	.72% (e)	.62%
Net investment income	3.61%	3.88%		3.63%	3.52%	(f)	3.49%	3.42%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

(e) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.32%, 1.33%, 1.33% and 1.37% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.

(f) Annualized.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	57

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,				Eight-Month Period Ended August 31,		Year Ended December 31,
	2010	2009		2008	2007(a)		2006	2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.41	$14.40		$14.63	$15.11		$15.08	$15.31
Income (loss) from investment operations
Net investment income	.64	.63		.64	.43		.63	.64
Net realized and unrealized gain (loss) on investment and financial futures transactions	.62	.01		(.22)	(.48)		.10	(.15)
Total from investment operations	1.26	.64		.42	(.05)		.73	.49
Less Dividends and Distributions
Dividends from net investment income	(.64)	(.63)		(.63)	(.42)		(.63)	(.64)
Distributions from net realized gains	-	-		(.02)	(.01)		(.07)	(.08)
Total dividends and distributions	(.64)	(.63)		(.65)	(.43)		(.70)	(.72)
Capital Contribution	- (b)	-		-	-		-	-
Net asset value, end of period	$15.03	$14.41		$14.40	$14.63		$15.11	$15.08
Total Return(c):	8.93%	4.74%		2.91%	(.30)%		4.94%	3.27%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,717	$13,016		$4,540	$4,742		$5,450	$3,166
Average net assets (000)	$12,616	$7,357		$4,506	$5,089		$3,139	$3,785
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.57%	.59%	(d)	.66% (d)	.71%	(d)(e)	.72% (d)	.62%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	(d)	.66% (d)	.71%	(d)(e)	.72% (d)	.62%
Net investment income	4.36%	4.62%		4.38%	4.27%	(e)	4.13%	4.17%

(a) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(b) Less than $.005.

(c) Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .57%, .58%, .58% and .62% and the expense ratio excluding 12b-1 and interest expense and fees is .57%, .58%, .58% and .62% for the year ended August 31, 2009, the year ended August 31, 2008, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, respectively.

(e) Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential National Muni Fund, Inc. (formerly Dryden National Municipals Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended August 31, 2010, the eight-month period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended August 31, 2010, the eight-month period ended August 31, 2007 and each of the years in the two-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2010

Prudential National Muni Fund, Inc.	59

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end (August 31, 2010) as to the federal income tax status of dividends and distributions paid during such fiscal year. We are advising you that during its fiscal year ended August 31, 2010, the Fund designates the maximum amount allowable per share, but not less than $0.596 per Class A shares, $0.562 per Class B shares, $0.526 per Class C shares and $0.633 per Class Z shares as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code. In addition, the Fund paid ordinary income dividends of $0.006 per Class A, B, C and Z shares, respectively which are taxable as such.

In January 2011, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the dividends and distributions received by you in calendar 2010.

60	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM- CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential National Muni Fund, Inc.

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential National Muni Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential National Municipals Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year time periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports

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from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper General Municipal Debt Funds Performance Universe) was in the second quartile over the three-, five-, and 10-year periods, and in the third quartile over the one-year period. The Board also noted that the Fund outperformed or performed competitively against its benchmark index over the one-, five-, and 10-year periods, though it underperformed its benchmark index over the three-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any fee waivers, subsidies or expense caps) and total expenses both ranked in the Expense Group’s third quartile. The Board noted that the Fund’s total expenses were only 1.3 basis points higher than the median total expenses for all funds included in the Expense Group. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential National Muni Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential National Muni Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	74441U105	74441U204	74441U303	74441U402

MF104E    0188333-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2010 and August 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,000 and $29,366, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended August 31, 2010. During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential National Muni Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

October 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

October 21, 2010